Exhibit 31.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Gary Mick, certify that:

1.	I have reviewed this Amendment No. 1 to Annual Report on Form 10-K/A of Six Flags Entertainment Corporation;

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: April 29, 2024
/s/ GARY MICK
Gary Mick
Executive Vice President and Chief Financial Officer